UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 10, 2016

Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Suite 106

Purchase, New York 10577

(Address of principal executive offices) (Zip Code)

(914) 468-4009

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On November 10, 2016, Bovie Medical Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with certain selling stockholders of the Company (the “Selling Stockholders”) and Piper Jaffray & Co. (the “Underwriter”) relating to public offerings of the Company’s common stock, par value $0.001 per share (the “Shares”) at a public offering price of $4.00 per share. A primary offering of 1,500,000 Shares will be made by the Company and a secondary offering of 1,500,000 Shares will be made by the Selling Stockholders. The Company and the Selling Stockholders also granted the Underwriter a 30-day option to purchase up to an additional 450,000 Shares to cover over-allotments, if any.

The net proceeds to the Company from the sale of the Shares, after deducting the Underwriter’s discounts and commissions and estimated offering expenses payable by the Company, are expected to be approximately $5,473,000, or approximately $6,319,000 if the underwriters exercise their overallotment option in full. The offerings are expected to close on November 16, 2016, subject to the satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The Shares are being offered and sold by the Company pursuant to a prospectus dated December 16, 2014 and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2016, which are part of the Company’s effective shelf registration statement on Form S-3 (File No. 333-200986) filed with the SEC on December 15, 2014. The Shares are being offered and sold by the Selling Stockholders pursuant to a prospectus dated April 24, 2015 and a prospectus supplement filed with the SEC on November 10, 2016, which are part of the Company’s effective registration statement on Form S-3 (File No. 333-203422) filed with the SEC on April 15, 2015.

Item 7.01	Regulation FD Disclosure

On November 10, 2016, the Company issued a press release announcing the pricing of the offerings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2016, by and among Bovie Medical Corporation, the Selling Stockholders named therein, and Piper Jaffray & Co.

99.1	Press Release dated November 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2016	BOVIE MEDICAL CORPORATION

By: /s/ Robert L. Gershon
Robert L. Gershon
Chief Executive Officer

3